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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 28, 2000

                       PRECISION OPTICS CORPORATION, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Massachusetts                             001-10647          04-2795294
-------------                             ---------          ----------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
of incorporation or organization)         File Number)       Identification No.)

                 22 East Broadway, Gardner, Massachusetts 01440
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (978) 630-1800


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Item 5.           Other Events.

         Pursuant to an agreement dated July 28, 2000, Precision Optics Corporation, Inc. (the "Company") reached an agreement to resolve its claims under Section 16(b) of the Securities and Exchange Act of 1934 involving four investment funds and certain related persons and entities, and to settle and dismiss with prejudice a related shareholder lawsuit pending in the U.S. District Court for the Southern District of New York. Under the parties' agreement, which is subject to court approval, the funds and related persons and entities will pay the Company a total of $2,650,000 to resolve claims of "short-swing" trading profits allegedly made in violation of Section 16(b). Also, as part of the same agreement, counsel to the shareholder will seek court approval for, and the Company has agreed not to oppose, an award of attorney's fees in an amount not to exceed $150,000, which is to be paid out of the proceeds of the Company's settlement with the funds. Under the agreement, none of the funds or the related persons and entities admitted liability in connection with the claims.

         The shareholder lawsuit, KLEIN V. MG ADVISERS L.L.C. ET. AL. (No. 00-Civ.3470(JSM)), is a derivative action brought on May 9, 2000, by a shareholder of the Company on behalf of the Company to recover amounts allegedly due under Section 16(b) of the Securities and Exchange Act of 1934 resulting from purchases and sales of the Company's common stock made between July 1, 1999 and December 1, 1999 by the investment funds. The four funds, which are defendants in the action, are Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P., Special Situations Private Equity Fund, L.P., and Special Situations Technology Fund, L.P. Also named as defendants in the action were AWM Investment Company, MGP Advisers Limited Partnership, MG Advisers L.L.C., SST Advisers L.L.C., Inc., the respective investment advisers to the funds, along with Austin W. Marxe and David M. Greenhouse, who are principals of the funds and their advisers. Mr. Marxe is also a director of the Company. In addition, the Company was named as a nominal defendant in the action.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PRECISION OPTICS CORPORATION, INC.


Date:  July 28, 2000                 By: /s/ JACK P. DREIMILLER
                                         ---------------------------------
                                         Name:  Jack P. Dreimiller
                                         Title: Senior Vice President, Finance
                                                and Chief Financial Officer


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRECISION OPTICS CORPORATION, INC.


Date:  July 28, 2000                  By:
                                          --------------------------------------
                                          Name:  Jack P. Dreimiller
                                          Title: Senior Vice President, Finance
                                                 and Chief Financial Officer